WELLS FARGO BANK

                            ****RENEWAL NOTICE****

September 08, 1998

ARMANINO FOODS OF DISTINCTION, INC.
30588 SAN ANTONIO STREET
HAYWARD, CA  94544-7102

RE:  Renewal of:  $500,000.00 PrimeLine
                  Application Number:  10794279
                  Customer Number:  033525763918

Dear Customer:

WELLS FARGO BANK, N.A. is pleased to inform you that your Business PrimeLine, in the amount of $500,000.00, was renewed on September 08, 1998. The new maturity date is September 1, 1999.

Your PrimeLine remains subject to all terms and conditions of existing loan documentation, as modified by this Renewal Notice. The interest rate to be applied to the unpaid Principal balance of the Note will be at a rate of .750% over the Index.

A non-refundable Renewal Fee of $1,500.00 will be charged to your account number 0904338027.

If you have any questions please do not hesitate to call me at (800) 545-2844. We appreciate your business and look forward to continuing to serve as your business bank.

Sincerely,

WELLS FARGO BANK, N.A.


By: Ruby J. Crisp
Name:  Ruby J. Crisp
Title:  Assistant Vice-President